                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



I, C. Christian Winkle, President and Chief Executive Officer of Mariner Health Care, Inc. (the "Company"), certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the annual period ended December 31, 2003 (the "Report") fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:      March 15, 2004

/s/ C. Christian Winkle
--------------------------------------

C. Christian Winkle
President and
Chief Executive Officer (Principal
Executive Officer)